CAPSTEAD MORTGAGE CORPORATION                                       EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  31-JUL-97


DEAL REFERENCE                                      93-2A            93-2B             93-2C           93-2D          93-2E.A
                                               ---------------  ---------------  ---------------- --------------- ---------------

BEGINNING SECURITY BALANCE                     $ 63,572,654.77  $ 60,859,508.00  $ 125,665,547.81 $ 87,881,586.23 $ 57,237,843.97
  Loans Repurchased                                        -                -                 -               -               -
  Scheduled Principal Distribution                   65,407.67        60,738.53        141,475.38      485,709.85      302,602.18
  Additional Principal Distribution                  13,839.79         1,604.97         27,775.05       91,532.71      135,786.10
  Liquidations Distribution                         222,465.96     1,593,431.39        273,404.43      425,538.28
  Accelerated Prepayments                                  -                -                 -               -               -
  Adjustments (Cash)                                       -                -                 -               -               -
  Losses/Foreclosures                                      -                -                 -               -               -
  Special Hazard Account                                   -                -                -                -               -
                                               ---------------  ---------------  ---------------- --------------- ---------------
          Ending Security Balance              $ 63,270,941.35  $ 59,203,733.11  $ 125,222,892.95 $ 86,878,805.39 $ 56,799,455.69
                                               ===============  ===============  ================ =============== ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                        $    399,070.23  $    383,721.65  $     770,372.72 $    499,680.64 $    320,163.66
Compensating Interest                                 1,318.71              -            1,477.76        1,511.50             -

  Trustee Fee (Tx. Com. Bk.)                            715.19           760.83          1,570.82        1,098.52          620.08
  Pool Insurance Premium (PMI Mtg. Ins.)                   -                -                 -               -         12,592.33
  Pool Insurance (GE Mort. Ins.)                     15,384.58        17,466.72               -         14,148.94             -
  Pool Insurance (United Guaranty Ins.)                    -                -                 -               -               -
  Backup for Pool Insurance (Fin. Sec. Assur.)             -                -                 -               -               -
  Special Hazard Insurance (Comm. and Ind.)           3,019.70         1,820.70               -               -               -
  Bond Manager Fee (Capstead)                         1,006.57         1,014.33          1,570.82        1,281.61          715.47
  Excess Compensating Interest (Capstead)                              4,801.55               -               -               -
  Administrative Fee (Capstead)                       1,721.82              -            5,236.05        2,746.31        2,027.25
  Administrative Fee (Other)                               -             (11.70)              -               -               -
  Excess-Fees                                              -                -                 -               -               -
  Special Hazard Insurance (Aetna Casualty)                -                -                 -               -               -
  Other                                                    -             (62.33)              -               -               -
                                               ---------------  ---------------  ---------------- --------------- ---------------
                      Total Fees                     21,847.86        25,790.10          8,377.69       19,275.38       15,955.13
                                               ---------------  ---------------  ---------------- --------------- ---------------
 Servicing Fee                                       21,333.21        18,948.48         33,092.94       25,102.81       16,359.84
 Interest on Accelerated Prepayments                       -                -                 -               -               -
                                               ---------------  ---------------  ---------------- --------------- ---------------
       Total Interest Distribution             $    443,570.01  $    428,460.23  $     813,321.11 $    545,570.33 $    352,478.63
                                               ===============  ===============  ================ =============== ===============
LOAN COUNT                                                 234              208               449             351             226
WEIGHTED AVERAGE PASS-THROUGH RATE                 7.557757809         7.680719       7.370521134      6.84364716     6.712279243


CAPSTEAD MORTGAGE CORPORATION                                       EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  31-JUL-97


DEAL REFERENCE                                      93-2B            93-2F             93-2G           93-2H.1        93-2H.2
                                               ---------------  ---------------  ---------------- --------------- ---------------

BEGINNING SECURITY BALANCE                     $146,816,827.57  $ 72,527,742.00  $ 182,496,356.38 $ 65,600,058.64 $ 35,627,048.00
  Loans Repurchased                                         -               -                 -               -               -
  Scheduled Principal Distribution                  159,266.26        74,394.83        213,231.84       61,994.63       33,090.92
  Additional Principal Distribution                  27,452.26         4,250.45         69,703.13       24,794.41        8,673.25
  Liquidations Distribution                       1,243,257.84       631,256.06         15,327.15    2,644,137.51    1,122,020.52
  Accelerated Prepayments                                  -                -                 -               -               -
  Adjustments (Cash)                                       -                -           45,581.43             -               -
  Losses/Foreclosures                                      -                -                 -               -               -
  Special Hazard Account                                   -                -                 -               -               -
                                               ---------------  ---------------  ---------------- --------------- ---------------
         Ending Security Balance               $145,386,851.21  $ 71,817,840.66  $ 182,152,512.83 $ 62,869,132.09 $ 34,463,263.31
                                               ===============  ===============  ================ =============== ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                        $   870,844.52   $   459,235.48   $  1,094,216.59  $   412,251.17  $   230,592.53
Compensating Interest                                 1,012.32              -                5.03             -               -

  Trustee Fee (Tx. Com. Bk.)                          1,590.52           906.62          2,053.08          819.99          445.33
  Pool Insurance Premium (PMI Mtg. Ins.)             32,299.70        20,815.52               -               -               -
  Pool Insurance (GE Mort. Ins.)                           -                -                 -         19,286.42       10,224.88
  Pool Insurance (United Guaranty Ins.)                    -                -                 -               -               -
  Backup for Pool Insurance (Fin. Sec. Assur.)             -                -                 -               -               -
  Special Hazard Insurance (Comm. and Ind.)                -           2,169.84               -               -               -
  Bond Manager Fee (Capstead)                         1,835.21         1,208.80          2,281.20             -          1,687.12
  Excess Compensating Interest (Capstead)                  -           1,244.26               -          6,543.19             -
  Administrative Fee (Capstead)                       5,199.99              -            7,604.48        2,733.25             -
  Administrative Fee (Other)                               -              (0.15)              -               -            336.03
  Excess-Fees                                              -                -                 -               -               -
  Special Hazard Insurance (Aetna Casualty)                -                -                 -          1,700.13        1,065.63
  Other                                                    -                -                 -               -               -
                                               ---------------  ---------------  ---------------- --------------- ---------------
                      Total Fees                     40,925.42        26,344.89         11,938.76       31,082.98       13,758.99
                                               ---------------  ---------------  ---------------- --------------- ---------------
 Servicing Fee                                       38,813.39        23,049.90         46,005.47       20,500.09       11,812.89
 Interest on Accelerated Prepayments                       -                -                 -               -               -
                                               ---------------  ---------------  ---------------- --------------- ---------------
     Total Interest Distribution               $    951,595.65  $    508,630.27  $   1,152,165.85 $    463,834.24 $    256,164.41
                                               ===============  ===============  ================ =============== ===============
LOAN COUNT                                                 495              249               648             233             117
WEIGHTED AVERAGE PASS-THROUGH RATE                 7.126078293         7.638812       7.195025534     7.541173198       7.2718174



CAPSTEAD MORTGAGE CORPORATION                                       EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  31-JUL-97



DEAL REFERENCE                                      93-2I           93-2I.1          93-2I.2           1995-A          1996-A
                                               ---------------  ---------------  ---------------- --------------- ---------------

BEGINNING SECURITY BALANCE                    $ 46,611,852.02   $ 45,668,811.18  $ 49,783,825.72  $ 99,686,414.31 $ 74,452,255.40
  Loans Repurchased                                       -                 -                -                -               -
  Scheduled Principal Distribution                  43,859.67         42,272.61        45,191.59        81,879.48       69,428.10
  Additional Principal Distribution                 13,362.11          3,828.29         2,868.65        99,500.54       10,528.64
  Liquidations Distribution                               -          808,549.07     2,197,871.73     4,211,953.90    2,667,695.95
  Accelerated Prepayments                                 -                 -                -                -               -
  Adjustments (Cash)                                    (5.98)              -                -                -               -
  Losses/Foreclosures                              292,310.60               -                -                -               -
  Special Hazard Account                                  -                 -                -                -               -

         Ending Security Balance              $ 46,262,325.62   $ 44,814,161.21  $ 47,537,893.75  $ 95,293,080.39 $ 71,704,602.71

INTEREST DISTRIBUTION:
Due Certificate Holders                       $    300,014.90   $    289,591.19  $    316,214.79  $    631,338.04 $    470,607.90
Compensating Interest                                     -                 -                -                -               -

  Trustee Fee (Tx. Com. Bk.)                           582.59            570.86           622.30           830.72          930.65
  Pool Insurance Premium (PMI Mtg. Ins.)                  -                 -          14,366.78              -               -
  Pool Insurance (GE Mort. Ins.)                    13,253.30         13,426.63              -          37,382.41       21,442.25
  Pool Insurance (United Guaranty Ins.)                   -                 -                -                -               -
  Backup for Pool Insurance (Fin. Sec. Assur.)            -                 -           2,357.91              -               -
  Special Hazard Insurance (Comm. and Ind.)               -                 -                -                -               -
  Bond Manager Fee (Capstead)                        2,367.74               -                -                -               -
  Excess Compensating Interest (Capstead)                 -            2,108.03         1,990.28         8,477.67        5,129.94
  Administrative Fee (Capstead)                        327.61          1,902.76         2,074.28         2,693.31        3,102.09
  Administrative Fee (Other)                              -                 -                -                -               -
  Excess-Fees                                         (159.00)              -                -                -               -
  Special Hazard Insurance (Aetna Casualty)          1,394.39          1,183.58         1,489.37         2,284.48        1,706.20
  Other                                                   -                 -                -                -               -

                      Total Fees                    17,766.63         19,191.86        22,900.92        51,668.59       32,311.13

 Servicing Fee                                      14,566.14         14,271.52        15,557.50        31,152.08       20,827.54
 Interest on Accelerated Prepayments                      -                 -                -                -               -

     Total Interest Distribution                 $ 332,347.67      $ 323,054.57     $ 354,673.21     $ 714,158.71    $ 523,746.57

LOAN COUNT                                                178               180              195              430             259
WEIGHTED AVERAGE PASS-THROUGH RATE                   7.705962       7.609338168      7.622109039      7.599888643     7.585122532


CAPSTEAD MORTGAGE CORPORATION                                       EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  31-JUL-97


DEAL REFERENCE                                     1996-B           1996-C.1         1996-C.2        1996-C.3
                                               ---------------  ---------------  --------------- ---------------

BEGINNING SECURITY BALANCE                     $162,444,770.09  $ 39,401,376.43  $ 69,555,032.29 $ 60,322,986.24
  Loans Repurchased                                        -                -                -               -
  Scheduled Principal Distribution                  147,132.60        34,065.14        57,576.53       48,204.55
  Additional Principal Distribution                 115,163.61         4,789.93        31,566.89       11,748.75
  Liquidations Distribution                       3,597,046.35     1,181,804.88     4,774,416.39    1,402,774.83
  Accelerated Prepayments                                  -                -                -               -
  Adjustments (Cash)                                       -                -                -               -
  Losses/Foreclosures                                      -                -                -               -
  Special Hazard Account                                   -                -                -               -
                                               ---------------  ---------------  --------------- ---------------
         Ending Security Balance               $158,585,427.53  $ 38,180,716.48  $ 64,691,472.48 $ 58,860,258.11
                                               ===============  ===============  =============== ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                        $  1,029,887.04  $    248,306.66  $    462,978.56 $    370,030.80
Compensating Interest                                      -                -           1,404.03             -

  Trustee Fee (Tx. Com. Bk.)                          2,030.56           492.52           579.63          502.69
  Pool Insurance Premium (PMI Mtg. Ins.)             43,900.70              -                -               -
  Pool Insurance (GE Mort. Ins.)                           -          11,347.59                              -
  Pool Insurance (United Guaranty Ins.)                    -                -                -         22,470.30
  Backup for Pool Insurance (Fin. Sec. Assur.)        3,871.90              -                -         15,387.33
  Special Hazard Insurance (Comm. and Ind.)                -                -                -               -
  Bond Manager Fee (Capstead)                              -                -                -               -
  Excess Compensating Interest (Capstead)             6,383.38         4,004.07           139.50        1,197.53
  Administrative Fee (Capstead)                       6,768.57         1,970.02         1,448.99        2,434.73
  Administrative Fee (Other)                               -                -                -               -
  Excess-Fees                                              -                -                -               -
  Special Hazard Insurance (Aetna Casualty)           4,697.36           902.95              -          1,744.34
  Other                                                    -                -                -               -
                                               ---------------  ---------------  --------------- ---------------
                      Total Fees                     67,652.47        18,717.15         2,168.12       43,736.92
                                               ---------------  ---------------  --------------- ---------------
 Servicing Fee                                       47,306.17        12,312.97        17,283.79       18,850.89
 Interest on Accelerated Prepayments                       -                -                -               -
                                               ---------------  ---------------  --------------- ---------------
     Total Interest Distribution               $  1,144,845.68  $    279,336.78  $    483,834.50 $    432,618.61
                                               ===============  ===============  =============== ===============
LOAN COUNT                                                 538              154              279             251
WEIGHTED AVERAGE PASS-THROUGH RATE                 7.607905427      7.562375201      8.011772688         7.66709

